UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	January 31, 2005
CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(513) 870-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure.

On January 31, 2005, Cincinnati Financial Corporation issued the attached news release “The Cincinnati Insurance Companies Name New Manager of Field Claims Operations.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 – News release dated January 31, 2005, titled “The Cincinnati Insurance Companies Name New Manager of Field Claims Operations.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      CINCINNATI FINANCIAL CORPORATION

Date: January 31, 2005

/s/ Kenneth W. Stecher

Kenneth W. Stecher

Chief Financial Officer, Senior Vice President, Secretary and Treasurer

(Principal Accounting Officer)

CINCINNATI  FINANCIAL  CORPORATION

Mailing Address:                  P.O. BOX 145496

CINCINNATI, OHIO  45250-5496

              (513) 870-2000

Investor Contact: Heather J. Wietzel

 (513) 870-2768

Media Contact: Joan O. Shevchik

(513) 603-5323

The Cincinnati Insurance Companies Name New Manager of Field Claims Operations

• Charles P. Stoneburner, CPCU, succeeds retiring Senior Vice President Dean W. Dicke

Cincinnati, January 31, 2005—Cincinnati Financial Corporation (Nasdaq:CINF)—The Cincinnati Insurance Companies announced today that Charles P. Stoneburner has been appointed manager of field claims, effective immediately. In this position, he will lead the Field Claims department, which continues as a division of Operations reporting to Senior Vice President Timothy L. Timmel. Field Claims operates through a 750-strong force of field claims representatives who respond to policyholder claims in communities across 31 states.

Stoneburner continues to serve as assistant vice president of The Cincinnati Insurance Company and its subsidiaries, The Cincinnati Casualty Company and The Cincinnati Indemnity Company, which together form the company’s property casualty group. Stoneburner’s recent responsibilities as regional manager in the Headquarters Claims department have included supervising property claims. He advanced through the ranks, serving as field claims manager for southwestern Virginia before joining the Headquarters Claims department in 1990. Stoneburner holds a degree in management from Virginia Tech and earned the Chartered Property Casualty Underwriter (CPCU) professional designation in 1994.

His predecessor, Senior Vice President Dean W. Dicke, retired this month after 35 years with the company and 15 years managing the Field Claims department.

Chairman and Chief Executive Officer John J. Schiff, Jr., CPCU, commented, “Bud Stoneburner has the talent and experience to maintain and build on Dean’s high standards for this strategic service group. Dean developed a superbly trained field claims staff with a national reputation for excellence among independent agents, policyholders and claimants. Bud shares with him the commitment to manage claims professionally, with a human touch.”

Cincinnati Financial Corporation offers property and casualty insurance, its main business, through The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities. CFC Investment Company supports the insurance subsidiaries and their independent agent representatives through commercial leasing and financing activities. CinFin Capital Management Company provides asset management services to institutions, corporations and individuals. For additional information, please visit the company’s Web site at www.cinfin.com.

***

6200 S. Gilmore Road, Fairfield, Ohio  45014-5141